                               USLICO SERIES FUND
                         THE ASSET ALLOCATION PORTFOLIO
                               THE BOND PORTFOLIO
                           THE MONEY MARKET PORTFOLIO
                               THE STOCK PORTFOLIO

                     Supplement Dated as of August 13, 2003
                            To ING USLICO Series Fund
                       Statement of Additional Information
                                Dated May 1, 2003

Effective immediately, the "The Investment Manager" section beginning on page 19 of the Statement of Additional Information ("SAI") is revised as follows:

a) The first paragraph of the section entitled "The Investment Manager" on page 19 of the SAI is replaced in its entirety with the following:

      The investment adviser for the Portfolios is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Trustees of the Portfolios, has the overall responsibility for the management of each Portfolio's investment portfolio subject to delegation of certain responsibilities to Aeltus Investment Management, Inc. ("ING Aeltus"). The Investment Adviser is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep N.V."). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

b) The following is added after the fifth paragraph of the section entitled "The Investment Manager" on page 20 of the SAI:

      Prior to August 1, 2003, the Portfolios were directly managed by the Investment Adviser. ING has undertaken an internal reorganization that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the sub-adviser to the Portfolios. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Portfolios. As a result of this integration plan the operational and supervisory functions of the Portfolios Investment Management Agreements will be separated from the portfolio management functions related to the Portfolios, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for these Portfolios did not change as a result of this internal reorganization.

c) The following is added after the ninth paragraph of the section entitled "The Investment Manager" on page 20 of the SAI:

      ING Aeltus serves as Sub-Adviser pursuant to a Sub-Advisory Agreement between the ING Investments and ING Aeltus. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Adviser and the Trustees of the Portfolios, on behalf of the Portfolios, manages each Portfolio's investment portfolio consistently with each Portfolio's investment objective, and executes any of the Portfolios' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. ING Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly owned subsidiary of ING Groep N.V.

      The factors considered by the Board in approving the Sub-Advisory Agreement with ING Aeltus included, but were not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the current portfolio managers will remain and continue to provide services under the direction of ING Aeltus; (2) that the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual Portfolios advised by ING Aeltus; (3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Adviser and not directly by the Portfolio. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the Portfolios. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Portfolios and its shareholders.

d) The tenth paragraph of the section entitled "Management of the Fund" on page 20 of the SAI is replaced in its entirety with the following:

      In reviewing the terms of the Investment Management Agreement and Sub-Advisory Agreement and in discussions with the Investment Manager concerning such Investment Management Agreement and Sub-Advisory Agreement, the Independent Trustees were represented by legal counsel. Based upon its review, the Board of Trustees has deemed that the Investment Management Agreement and Sub-Advisory Agreement is in the best interests of the Portfolios and their shareholders and that the Investment Management and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Investment Management Agreement and Sub-Advisory Agreement.

      The Fund pays the Investment Manager for its services under the Investment Advisory Agreement a fee based on an annual percentage of the average daily net assets of each

      Portfolio. For each Portfolio, the Investment Management Agreement provides that ING Investments may earn a fee at an annual rate not to exceed 0.50% of the first $100 million of the average daily net assets of the Portfolio, and 0.45% of the average daily net assets of the Portfolio in excess of $100 million. The management fees that can be charged against the Policyholders for all investment advisory services are limited to 0.25% on an annual basis. As compensation to the Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a fee at an annual rate not to exceed 0.2250% of the first $100 million of the average daily net assets of each Portfolio and 0.2025% of the average daily net assets of each Portfolio in excess of $100 million.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE